UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2015

PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (314) 342-3400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
This Current Report on Form 8-K (“Form 8-K”) is being filed to present information contained under Items 1, 5, 6, 7, 8, 12 and 15 in Peabody Energy Corporation’s (“we,” “our,” “us” or the “Company”) Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (“2014 Form-K”) in order to reflect the impact of the previously reported change in our reportable segments and the 1-for-15 reverse stock split of our common stock (the “Reverse Stock Split”).

During the second quarter of 2015, we announced the election of a new chief executive officer, who is also considered our chief operating decision maker (“CODM”). Due to that change, we updated our reportable segments to reflect the manner in which the new CODM views our businesses for purposes of reviewing performance, allocating resources and assessing future prospects and strategic execution. Beginning in the second quarter of 2015, we reported our results of operations primarily through the following reportable segments: “Powder River Basin Mining,” “Midwestern U.S. Mining,” “Western U.S. Mining,” “Australian Metallurgical Mining,” “Australian Thermal Mining,” “Trading and Brokerage” and “Corporate and Other.” The reclassification of historical segment information has no effect on our previously reported consolidated results of operations, financial condition, cash flows or other financial information presented; however, the reclassifications impacted the presentation of certain historical segment data.

In addition, following approval of our stockholders at a special meeting, we effected the Reverse Stock Split on September 30, 2015. All share and per share computations in the 2014 Form 10-K have been retroactively adjusted for all periods presented to reflect the decrease in shares as a result of the Reverse Stock Split.

This Form 8-K does not modify or update any other disclosures set forth in the 2014 Form 10-K, except to reflect the impact of the items noted above. For developments since the filing of the 2014 Form 10-K, please see our filings made with the Securities and Exchange Commission made subsequent to the 2014 Form 10-K.

Information contained in Exhibit 99.1 filed herewith should be read in conjunction with, and as a supplement to, information contained in the 2014 Form 10-K.

Concurrent with the filing of this Form 8-K, we have filed a separate Item 8.01 Current Report on Form 8-K to present information contained under Part I. Items 1 and 2 and Part II. Items 2 and 6 of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 in order to reflect the impact of the change in our reportable segments and the Reverse Stock Split.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Revised Items 1, 5, 6, 7, 8, 12 and 15 of Peabody Energy Corporation's Annual Report on Form 10-K for the fiscal year end December 31, 2014, originally filed on February 25, 2015.
101	Interactive Data File (Form 10-K for the year ended December 31, 2014 filed in XBRL). The financial information contained in the XBRL-related documents is "unaudited" and "unreviewed."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

December 14, 2015	By: /s/ Amy B. Schwetz
Name: Amy B. Schwetz
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Revised Items 1, 5, 6, 7, 8, 12 and 15 of Peabody Energy Corporation's Annual Report on Form 10-K for the fiscal year end December 31, 2014, originally filed on February 25, 2015.
101	Interactive Data File (Form 10-K for the year ended December 31, 2014 filed in XBRL). The financial information contained in the XBRL-related documents is "unaudited" and "unreviewed."